Earnings Per Share (Notes)	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic and diluted earnings per common share ("EPS") are calculated as follows:

(In thousands, except per share amounts)	2013	2012	2011
Income (loss) from continuing operations	$(15,815)	$(403,034)	$56,836
Loss from discontinued operations	—	(1,983)	—
Net income (loss)	$(15,815)	$(405,017)	$56,836

Weighted average common shares outstanding (used to calculate basic EPS)	46,577	46,059	45,541
Dilutive effect of stock options and other stock awards	—	—	745
Weighted average common shares outstanding (used to calculate diluted EPS)	46,577	46,059	46,286

Continuing operations	$(0.34)	$(8.75)	$1.25
Discontinued operations	—	(0.04)	—
Earnings (loss) per common share – basic	$(0.34)	$(8.79)	$1.25

Continuing operations	$(0.34)	$(8.75)	$1.23
Discontinued operations	—	(0.04)	—
Earnings (loss) per common share – diluted	$(0.34)	$(8.79)	$1.23

If the company had generated net income for the years ended December 31, 2013 and 2012, an additional 0.9 million and 0.5 million shares, respectively, would have been added to basic weighted average common shares outstanding to calculate diluted EPS.
The assumed conversions to common stock of stock options, other stock awards and 4.25% Convertible Senior Notes due 2016 ("Convertible Notes") are excluded from weighted average common shares outstanding used to calculated diluted EPS in periods when these items, on an individual basis, have an anti-dilutive effect on diluted EPS. In 2013, 2012 and 2011, the effect of the conversion of the Convertible Notes would have been anti-dilutive because the average trading price of the common stock was below the initial conversion price of $22.45 per share. In addition, certain stock options and other stock awards totaling 0.9 million, 1.9 million and 1.5 million in 2013, 2012 and 2011, respectively, were outstanding but not included in the computation of diluted EPS because they were anti-dilutive.